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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  April 9, 2007


                         CALIFORNIA PIZZA KITCHEN, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      000-31149                  95-4040623
(State or other jurisdiction      (Commission File No.)         (I.R.S. Employer
     of incorporation)                                       Identification No.)


           6053 West Century Boulevard, 11th Floor
                   Los Angeles, California                            90045-6438
           (Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code
                                 (310) 342-5000

                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02           Results of Operations and Financial Condition.

On April 9, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended April 1, 2007. A copy of the Company's press release is attached hereto as
Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Rudy Sugueti will be identified as a named executive officer for the fiscal year ended 2006. Accordingly, the Company is filing the existing employment agreement (the "Employment Agreement") between Mr. Sugueti and the Company. A copy of the Employment Agreement is attached hereto as Exhibit 10.1.

Under the Employment Agreement, Mr. Sugueti will receive a base salary of $200,000 per year, subject to discretionary annual increases from the Company. For each fiscal year during the employment period, Mr. Sugueti will be eligible for a target annual bonus of 45% of his base salary, depending on performance. Different annual bonus amounts may be payable for performance results within a range between a threshold that is less than the specified performance target(s) and for performance results in excess of the performance target(s). The term of the Employment Agreement is three years, subject to automatic one-year extensions.

On November 14, 2006, Mr. Sugueti was granted an option (the "Option") to acquire 30,000 shares of Common Stock, pursuant to the Company's 2004 Omnibus Incentive Compensation Plan. The per share exercise price of the Option is equal to $30.49, the fair value on the date of grant. The Option vests and becomes exercisable at a rate of 8.33% per quarter until fully vested and exercisable at the end of the third anniversary of the grant date. Mr. Sugueti is entitled to additional option grants each year during the term of the employment agreement beginning in November 2007 in a minimum amount of 10,000 options to purchase 10,000 shares of common stock. The total options granted shall not exceed 50,000 shares during the contract term, inclusive of the initial Option.

In the event the Company does not extend the term of his employment, Mr. Sugueti (or his estate in the event he dies after his termination, as applicable) will be entitled to the following: (i) an amount equal to his annual base salary;
(ii) full vesting and immediate exercisability of any unvested options and immediate lapse of any restrictions on restricted stock; (iii) extension of the post-termination exercise period with respect to any stock option until the earlier of (x) the last day of the three-year period following the termination of employment or (y) expiration date of such option according to its terms; and
(iv) continuation of health insurance benefits consistent with those provided by us to the Company's senior executives; provided, however, that the percentage of the cost of such coverage paid by the Company shall not be less than the percentage of such costs that was paid by the Company immediately prior to the expiration date of the employment agreement.

Mr. Sugueti (or his estate in the event he dies after his termination, as applicable) will be entitled to the same benefits as if the Company did not extend the term of his employment in the event his employment is terminated for any reason other than disability, death or cause or by him for good reason.

In the event Mr. Sugueti's employment is terminated as a result of death or disability, he (or his estate, as applicable) will be entitled to (i) full vesting and immediate exercisability of any unvested options and immediate lapse of any restrictions on restricted stock; and (ii) extension of the post-termination exercise period with respect to any stock option until the earlier of (x) the last day of the three-year period following the termination of employment or (y) expiration date of such option according to its terms.

In the event the employment of Mr. Sugueti is terminated for cause or he resigns without good reason, the employment agreement will expire. The Company will have no further obligation to Mr. Sugueti except to the extent Mr. Sugueti is otherwise entitled to any accrued but unpaid salary, bonus, benefits or insurance coverage in accordance with applicable law.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.
       10.1 Employment Agreement by and between the Company and Rudy Sugueti, dated November 6, 2006.
       99.1         Press release, dated April 9, 2007.

================================================================================

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     California Pizza Kitchen, Inc.
                                     a Delaware corporation

                                     By:         /s/ Richard L. Rosenfield
                                          --------------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                            Executive Officer, and Co-President

                                     By:             /s/ Larry S. Flax
                                          --------------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                            Executive Officer, and Co-President

Dated:  April 9, 2007



EXHIBIT INDEX

    Exhibit No.                              Description
---------------------      -----------------------------------------------------

       10.1 Employment Agreement by and between the Company and Rudy Sugueti, dated November 6, 2006.
       99.1                Press release, dated April 9, 2007.